UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2010

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LAXAI PHARMA, LTD.

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(Exact name of Registrant as specified in charter)

Israel	0-17788	N/A
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

8905 Regents Park Dr., Suite 210, Tampa, FL		33647
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (813) 528-6004

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

The company CEO Mr. Naren Mallakunta has tendered a 30-day notice on December 31, 2010 to terminate his services agreement with the company as the company could not arrive at a mutually agreeable terms with its lenders. He will be available to work with the company as a consultant on a need basis if required by the company. However, he will no longer function as Officer/Director of the company with immediate effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2011

LAXAI PHARMA, LTD. (Registrant)
By:	/s/ Ram Ajjarapu
Ram Ajjarapu, Executive Chairman

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